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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) - AUGUST 12, 1999
                                                   ---------------

                                 BYL BANCORP
                                 -----------
             (Exact name of registrant as specified in its charter)


       CALIFORNIA                   000-23257                 33-0755794
       ----------                   ---------                 ----------
(Name or other jurisdiction        (Commission               (IRS Employer
    of incorporation)              File Number)           Identification No.)


1875 NORTH TUSTIN AVENUE, ORANGE, CALIFORNIA                   92865
--------------------------------------------                   -----
 (Address of principal executive officer)                    (Zip Code)


(Registrant's telephone number, including area code) -- (714) 685-1317
                                                        --------------


                    --------------------------------------------
           (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS

On August 11, 1999, BYL Bank Group ("BYL"), a wholly-owned subsidiary of BYL Bancorp (the "Company"), entered into a Pooling and Servicing Agreement dated as of June 30, 1999 (the "Pooling Agreement") among BYL, as Seller and Master Servicer, HSBC Bank USA, as Trustee (the "Trustee"), and Bankers Trust (Delaware) as Delaware Trustee (the "Delaware Trustee") whereby BYL has transferred a pool of business loans (the "Business Loans") to a newly-created trust (the "Trust") for the benefit of the holders of certificates representing interests in such Trust. The Trust consists of the Business Loans that are subject to the Pooling Agreement, and the Trust has issued three (3) classes of certificates representing certain fractional undivided ownership interests in the Trust. The aggregate principal amount of the Business Loans delivered to the Trust on August 11, 1999 equaled approximately $47.1 million.

Pursuant to the Pooling Agreement, the Trust issued $16 million aggregate principal amount of BYL Bank Group Business Loan Backed Pass-Through Certificates, Series 1999-1, Class A-1 Certificates ("Class A-1 Certificates"); $12 million aggregate principal amount of BYL Bank Group Business Loan Backed Pass-Through Certificates, Series 1999-1, Class A-2 Certificates ("Class A-2 Certificates"); $27.2 million aggregate principal amount of BYL Bank Group Business Loan Backed Pass-Through Certificates, Series 1999-1, Class A-3 Certificates ("Class A-3 Certificates"); $4.8 million aggregate principal amount of BYL Bank Group Business Loan Backed Pass-Through Certificates, Series 1999-1, Class B Certificates ("Class B Certificates"); and BYL Bank Group Business Loan-Backed Pass-Through Certificates, Series 1999-1, Class R Certificates ("Class R Certificates").

The Class A Certificates were sold to a limited number of "Qualified Institutional Buyers" as defined in Rule 144A under the Securities Act of 1933, and institutional "Accredited Investors" as defined in Rule 501 under the Securities Act of 1933. The Class B Certificates and Class R Certificates were retained by BYL and are subordinate to the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates.


Item 7.  FINANCIAL STATEMENT AND EXHIBITS

(c)  Exhibits

99(1)  Copy of Press Release.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BYL BANCORP



Dated: August 12, 1999                 By:  /s/ Barry J. Moore
                                            ----------------------------------
                                            Barry J. Moore
                                            Senior Executive Vice President






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